UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

XOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)
(818) 316-1890
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	Nasdaq Capital Market
Warrants, every thirty warrants exercisable for one share of Common Stock at an exercise price of $345.00 per share	XOSWW	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2024, Xos, Inc., (the “Company”) virtually held its 2024 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting virtually or by proxy were the holders of 4,828,644 shares of common stock of the Company, representing 61.34% of the 7,872,125 shares of common stock outstanding as of the close of business on April 26, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2024. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

1.To elect the following three Class III directors to hold office until the Company’s 2027 Annual Meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stuart Bernstein	3,402,714	122,823	1,303,107
Dietmar Ostermann	3,489,336	36,201	1,303,107
Dakota Semler	3,470,571	54,966	1,303,107

2.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions
4,785,059	28,015	15,570

3.To approve the Amended and Restated 2021 Equity Incentive Plan to increase the aggregate number of shares of the Company’s common stock reserved for issuance under the 2021 Equity Incentive Plan by 1,180,819 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,253,535	263,070	8,932	1,303,107

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2024

XOS, INC.

By:	/s/ Liana Pogosyan
Liana Pogosyan
Acting Chief Financial Officer